Exhibit 99.1

Experity Ventures LLC

Experity Ventures SPV IV, LLC, Experity 2025A

Transaction

Consultant Report

April 25, 2025

For information related to this report, contact:

CBIZ MHM, LLC
1001 Conshohocken State Road, Ste. 1-406
West Conshohocken, PA 19428-2906

M. Michael Aquino	James McDonald
Lead Managing Director	Managing Director
(610) 862-2737	610-862-2202
maquino@cbiz.com	jwmcdonald@cbiz.com

This Report is for CLIENT’s Internal Use Only and Should Not Be Relied Upon By Any Third Party.

Experity Ventures SPV IV, LLC - Experity 2025-A	Consulting Report

Consultant Engagement

Client and Seller Name:	Experity Ventures LLC 1100 E. Hector Street, Suite 210 Conshohocken, PA 19428

Company and Issuer Address:	Experity Ventures SPV IV, LLC 1100 E. Hector Street, Suite 210 Conshohocken, PA 19428

Client and Company Principal Contact:	Michael Shaw

Client and Company Phone Number:	(267) 332-8628

Consultant:	James McDonald

Report Date:	April 25, 2025

Client and Company Contact:	Michael Shaw – Chief Financial Officer

Experity Ventures SPV IV, LLC - Experity 2025-A	Consulting Report

April 25, 2025

PRIVATE & CONFIDENTIAL

Board of Directors and Company Management

Experity Ventures LLC

Chief Financial Officer

1100 E. Hector Street, Suite 210

Conshohocken, PA 19428

To whom it may concern:

Please find our enclosed Consultant Report (“the Report”) which was prepared at the request of Experity Ventures LLC (“Experity”, “Seller”, “Servicer”, “you” or the “Client”) and Experity Ventures SPV IV, LLC (“Issuer” or “Company”) in connection with the Sale and Servicing Agreement and the Indenture to which Experity and the Company, as applicable, will be parties in connection with the Experity 2025-A transaction, which date of such agreements still needs to be determined (“Transaction”) and in accordance with the terms of our Engagement Letter dated April 16, 2025.

Client Acknowledgements

By acceptance of the Report, you acknowledge that (1) you have determined that the procedures we performed are the procedures that you requested us to perform, that you are solely responsible for the sufficiency of such procedures for your purposes, and that you do not require us to perform any further procedures, (2) we make no representations and express no opinion as to the sufficiency of the procedures for your purposes and had we performed additional procedures, other matters might have come to our attention that would have been reported to you, (3) the procedures that we performed should not be taken to supplant additional inquiries and procedures that you should undertake in your evaluation of the Transaction, (4) you have made available to us all financial records and related data that you received from the Company that you believe are necessary for us to complete our procedures, and (5) the decision whether to consummate the Transaction lies solely with you, and neither our work nor our findings shall in any way constitute a recommendation whether you should or should not consummate the Transaction, or on what terms.

Limitations of Procedures

The procedures we performed do not constitute, in accordance with generally accepted auditing or other applicable professional standards, (1) an audit, review, or compilation of the Company’s historical financial statements or specified elements, accounts or items thereof as per the attestation standards established by the American Institute of Certified Public Accountants, (2) an examination or compilation of the Company’s prospective financial information, (3) an appraisal of the Company or of any of the Company’s assets or liabilities or (4) an examination of the Company’s internal controls, and, accordingly, we express no opinion, limited assurance or any other form of assurance thereon and our work cannot be relied upon to disclose errors, fraud or illegal acts that may exist.

Experity Ventures SPV IV, LLC - Experity 2025-A	Consulting Report

The Report contains a description of the following:

(i)	the type of assets;

(ii)	the sample size;

(iii)	how the sample size was determined and, if applicable, computed; and

(iv)	the scope and manner of the Services performed.

None of the engagement Scope Procedures or Report were intended to address, nor did they address the following:

(i)	the value of collateral securing such assets;

(ii)	the compliance of the originator of the assets with federal, state, and local laws and regulations; or

(iii)	the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.

We have not verified the information we obtained or presented in the Report, unless specified therein.

Use of the Report

This letter and the Report are solely for your information and internal use and to assist you in the evaluation of the Transaction. You agree that without the prior written consent of CBIZ MHM, LLC (“CBIZ” or “Consultant(s)”), you will not circulate, quote or otherwise refer to this Report or a copy of all or any portion thereof. Notwithstanding the foregoing, you may provide copies of the Report in accordance with the terms and conditions set forth in the Engagement Letter dated April 16, 2025 and to your legal representatives or other professional advisors solely for their informational use in connection with the Transaction provided that (1) this letter shall be attached at the front of the Report at the time of disclosure, and (2) any such legal representative or other professional advisor has agreed to keep the Report confidential and fully releases CBIZ from any liability arising out of, or in reliance upon, this Report. CBIZ consents to attaching a copy of the Report to the ABS Form 15G to be filed with the SEC.

Updating the Report

We have no responsibility to update this letter or the Report for events or circumstances occurring after the date of this letter.

Very truly yours,

CBIZ MHM, LLC

By:
M. Michael Aquino, Managing Director

THIS REPORT IS FOR CLIENT’S INTERNAL USE ONLY AND SHOULD NOT BE RELIED UPON BY ANY THIRD PARTY

Experity Ventures SPV IV, LLC - Experity 2025-A	Consulting Report

This Report is provided solely to Client for its internal use and information, pursuant to our Engagement Letter dated April 16, 2025 with no third party beneficiaries being created thereby, and is subject in all respects to the terms and conditions of that letter, including restrictions on disclosure of this Report to third parties.

If this Report is received by anyone other than Client, the recipient is placed on notice that the attached Report has been prepared solely for Client for their internal use and this Report, and its contents may not be shared with or disclosed to anyone without the express written consent of Client and CBIZ. CBIZ shall have no liability and shall pursue all available legal and equitable remedies against recipient, for the unauthorized use or distribution of this Report to third parties.

Legal Representation

Client acknowledges and agrees that it is responsible for its own legal representation and guidance related to the Transaction and that it will consult its own legal resources before acting upon any deliverables CBIZ provides under this Report. Client further acknowledges and agrees CBIZ is not a law firm and is not providing legal advice or analysis and that CBIZ has not engaged legal counsel with respect to the services, and that matters of legal interpretation are beyond the scope of the services. CBIZ expressly disclaims any and all responsibility for the accuracy, adequacy, completeness or appropriateness of any legal document, relating to the Transaction or otherwise, reviewed during the performance of services as outlined herein.

Experity Ventures SPV IV, LLC - Experity 2025-A	Consulting Report

General Information

During this engagement, the Consultants conducted discussions with the Chief Financial Officer and Controller of the Company.

Report-Specific Terminology

The following abbreviated terminology is used at times throughout this Report:

•	Experity, Seller or Servicer or Client	Experity Ventures LLC
•	Issuer, SPV or Company	Experity Ventures SPV IV, LLC
•	M	$000s
•	MM	$000,000s
•	Transaction	Experity 2025-A

Other Notes

Throughout the various tables presented in the report and accompanying exhibits, slight differences in totals may exist due to rounding occurrences. Any material variances that may occur are discussed within the body of the report.

Experity Ventures SPV IV, LLC - Experity 2025-A	Consulting Report

TABLE OF CONTENTS

SCOPE OF SERVICES	8

A. RESULTS OF TESTING	11

Experity Ventures SPV IV, LLC - Experity 2025-A	Consulting Report

STATEMENT OF WORK
PURSUANT TO THE ENGAGEMENT LETTER
DATED APRIL 16, 2025 BY AND BETWEEN
CBIZ MHM, LLC (“CBIZ”)
AND EXPERITY VENTURES LLC (“EXPERITY”, “SERVICER”, “SELLER”, “YOU” or the “CLIENT”) AND Experity ventures spv iv, LLC (“Issuer”, “SPV”, or “company”)

Relevant Entities:

Experity Ventures LLC (“Experity”, “Servicer”, “Seller”, “you” or “Client”) and Experity Ventures SPV IV, LLC (“Issuer”, “SPV”, or “Company”) ) in connection with the Sale and Servicing Agreement and the Indenture to which Experity and the Company, as applicable, will be parties in connection with the Experity 2025-A transaction

Time Periods to be tested:

Data Tape as of March 31, 2025

Location:

Testing to be performed remotely in CBIZ’s office

Additional Request:

Document all discussions with and inquiries of management.

Note: Samples are selected as noted in the Statement of Work.

Consultant report should provide for a glossary of defined terms which will serve as a point of reference for all capitalized terms found in the consulting report.

Consultant report should provide for a table listing individuals at the Client and Company that provided assistance and/or are referenced in the consultant report. Table should provide for the following: name, title, phone number, affiliation, and tenure.

Note that the names of Obligors should remain anonymous in documenting test results.

Experity Ventures SPV IV, LLC - Experity 2025-A	Consulting Report

SCOPE OF SERVICES

A.	Data Integrity Test for Experity Ventures SPV IV, LLC - Asset Backed Notes, Experity 2025-A

a.	From the electronic data file provided by the Client as of March 31, 2025 (unless another as of date is specified below), judgmentally select a sample of 125 Pre-Settlement Accounts and 25 Medical Lien Accounts from the Initial Data File and certain Company available source documents (“Source Documents”) (total of 150 accounts to be tested - "Sample Group") and perform the following data integrity test. For items marked as "compare", agree the item on the data tape to the Company's underlying system for accuracy against the data file provided by the Servicer. For items marked below as “confirm”, note whether the item is noted as part of the underlying source documentation for accuracy against the data file provided by the Servicer:

1.	For the Pre-Settlement Accounts:

i.	Compare Case Number / ID to the Client’s servicing / accounting system

ii.	Confirm the Contract Date to the obligor’s contract or purchase agreement and Compare it to the Client’s servicing / accounting system

iii.	Compare the Date of Investment (Funding Date) to the Client’s servicing / accounting system and/or Confirm it to the payment support (check, ACH, wire, etc.)

iv.	Compare the Advance Amount (Funding Amount) to the Borrowing Base

v.	Confirm the Contract Amount (including any fees, if applicable) to the obligor’s contract and Compare it to the Client’s servicing / accounting system, and Confirm the Contract Amount (exclusive of any fees) to payment support (i.e., check, ACH, wire, etc.)

vi.	Compare Total Accounts Receivable for Borrowing (includes principal and potential fees) to the Client’s servicing / accounting system and/or Borrowing Base

vii.	Compare Most Recent Funding (most recent date of investment) to the Client’s servicing / accounting system and/or to the Borrowing Base

viii.	Compare Claim Type (Receivable Type) to the Client’s servicing / accounting system and/or to the Borrowing Base

ix.	Compare Type of Claim ( Case Type) to the Client’s servicing / accounting system

x.	Compare Law Firm Name to the Client’s servicing / accounting system

xi.	Compare Plaintiff State to the Client’s servicing / accounting system

2.	For the Medical Lien Accounts:

i.	Confirm Medical Service Provider to the obligor’s contract

ii.	Confirm the Contract Date to the date of the Lien Claim Purchase Agreement

iii.	Compare Advance Date (Payment Date) to the Client’s servicing / accounting system and/or Borrowing Base

Experity Ventures SPV IV, LLC - Experity 2025-A	Consulting Report

iv.	Compare Total Accounts Receivable for Borrowing (includes principal and potential fees) to the Client’s servicing / accounting system and/or Borrowing Base

v.	Compare Type of Claim to the Client’s servicing / accounting system and/or to the Borrowing Base

vi.	Compare Claim Type (Receivable Type) to the Client’s servicing / accounting system and/or to the Borrowing Base

vii.	Compare the Advance Amount to the Client’s servicing / accounting system and/or to the Borrowing Base

viii.	Confirm the Schedule Batch Amount relating to the Purchase Price / Advance Amount to the Provider on the applicable Lien Claim Purchase Agreement Schedule and Confirm the Schedule Batch Amount for the applicable Schedule of Accounts Receivables pertaining to that Lien Claim Purchase Agreement to payment support (i.e., check, ACH, wire, Funding Notice, etc.) and/or Compare the Schedule Batch Amount for the applicable Schedule of Accounts Receivables pertaining to that Lien Claim Purchase Agreement to the Client’s servicing / accounting system

b.	Document your testing results in a worksheet. In your written summary of results, note any exceptions and management's response to such. Note that the names of Obligors should remain anonymous in documenting test results.

Experity Ventures SPV IV, LLC - Experity 2025-A	Consulting Report

A. Data Integrity Review

The Client provided a month-end electronic data file as of March 31, 2025 for all Pledged Receivables for Scope Step A. The Consultants judgmentally selected a sample of 150 assets (“Sample Group”) consisting of:

a.	125 Pre-Settlements

b.	25 Medical Receivables

All 150 Pledged Receivables were tested according to the requested Scope procedures.

The Consultants noted the following results amongst the sampled 125 Pre-Settlement Pledged Receivables based on inquiry of management and testing:

DATA INTEGRITY REVIEW		SAMPLE SIZE	EXCEPTIONS FOUND	%
i.	Compare Case Number / ID to the Client’s servicing / accounting system	125	3	2.4%
ii.	Confirm the Contract Date to the obligor’s contract or purchase agreement and Compare it to the Client’s servicing / accounting system	125	0	0%
iii.	Compare Investment Date (Funding Date) to the Client’s servicing / accounting system and/or Confirm it to the payment support (check, ACH, wire, etc.)	125	0	0%
iv.	Compare Advance Amount (Funding Amount) to the Borrowing Base	125	0	0%
v.	Confirm the Contract Amount (including any fees, if applicable) to the obligor’s contract and Compare it to the Client’s servicing / accounting system, and Confirm the Contract Amount (exclusive of any fees) to payment support (i.e., check, ACH, wire, etc.)	125	0	0%
vi.	Compare Total Accounts Receivable for Borrowing (includes principal and potential fees) to the Client’s servicing / accounting system and/or Borrowing Base	125	0	0%
vii.	Compare Advance Amount to the Client’s servicing / accounting system and/or to the Borrowing Base	125	0	0%
viii.	Compare Claim Type (Receivable Type) to the Client’s servicing / accounting system and/or to the Borrowing Base	125	0	0%
ix.	Compare Type of Claim (Case Type) to the Client’s servicing / accounting system	125	0	0%
x.	Compare Law Firm Name to the Client’s servicing / accounting system	125	0	0%
xi.	Compare Plaintiff State to Client’s servicing / accounting system	125	0	0%

Experity Ventures SPV IV, LLC - Experity 2025-A	Consulting Report

i.	The Consultants compared the Case Number / ID reported in the Data Tape to the Company’s servicing system with three (3) exceptions. The Company stated it created a new Client Relationship Management (CRM) platform in 2024 in which all prior CRM data needed to be imported. Once imported, the data was reconciled to the Company’s internal QuickBooks (Inventory Number). During this reconciliation process, the new CRM Lien IDs (Inventory Number 2) and Case IDs are identified. Per the Company, as of our report date, a small portion of the reconciliation is yet to be completed. In order to populate Case ID’s, a lookup was done by plaintiff name. This resulted in a few Case ID exceptions due to names being the same between different cases. For the aforementioned three (3) exceptions, other identifiers such as Law Firm, Advance Amount, Contract Amount, Contract Date, Date of Investment, Class, and Inventory Number were utilized to validate and verify the receivable per the Data Tape.

ii.	The Consultants Confirmed the Contract Date reported on the Data Tape to the obligor’s contract or purchase agreement and Compared it to the Client’s servicing / accounting system without exception.

iii.	The Consultants Compared the Date of Investment (Funding Date) reported on the Data Tape to the Client’s servicing / accounting system and/or Confirmed it to the payment support (check, ACH, wire, etc.) without exception.

iv.	The Consultant Compared the Advance Amount (Funding Amount) reported on the Data Tape to the Borrowing Base without exception.

v.	The Consultant Confirmed the Contract Amount (including any fees, if applicable) reported on the Data Tape to the obligor’s contract and Compared it to the Client’s servicing / accounting system, and Confirmed the Contract Amount (exclusive of any fees) reported on the Data Tape to payment support (i.e., check, ACH, wire, etc.) without exception.

vi.	The Consultant Compared Total Accounts Receivable for Borrowing (includes principal and potential fees) reported on the Data Tape to the Client’s servicing / accounting system and/or Borrowing Base without exception.

vii.	The Consultant Compared Advance Amount reported on the Data Tape to the Client’s servicing / accounting system and/or to the Borrowing Base without exception.

viii.	The Consultant Compared Claim Type (Receivable Type) reported on the Data Tape to the Client’s servicing / accounting system and/or to the Borrowing Base without exception.

ix.	The Consultant Compared Type of Claim ( Case Type) reported on the Data Tape to the Client’s servicing / accounting system without exception.

x.	The Consultant Compared Law Firm Name reported on the Data Tape to the Client’s servicing / accounting system without exception.

xi.	The Consultant Compared Plaintiff State reported on the Data Tape to the Client’s servicing / accounting system without exception.

Experity Ventures SPV IV, LLC - Experity 2025-A	Consulting Report

The Consultants noted the following results amongst the sampled 25 Medical Pledged Receivables based on inquiry of management and testing:

DATA INTEGRITY REVIEW		SAMPLE SIZE	EXCEPTIONS FOUND	%
i.	Confirm Medical Service Provider to the obligor’s contract	25	0	0%
ii.	Confirm the Contract Date to the date of the Lien Claim Purchase Agreement	25	0	0%
iii.	Compare Advance Date (Payment Date) to Client’s servicing / accounting system and/or Borrowing Base	25	0	0%
iv.	Compare Total Accounts Receivable for Borrowing (includes principal and potential fees) to the Client’s servicing / accounting system and/or Borrowing Base	25	0	0%
v.	Compare Type of Claim to the Client’s servicing / accounting system and/or to the Borrowing Base	25	0	0%
vi.	Compare Claim Type (Receivable Type) to the Client’s servicing / accounting system and/or to the Borrowing Base	25	0	0%
vii.	Compare the Advance Amount to the Client’s servicing / accounting system and/or to the Borrowing Base	25	0	0%
viii.	Confirm the Schedule Batch Amount relating to the Purchase Price / Advance Amount to the Provider on the applicable Lien Claim Purchase Agreement Schedule and Confirm the Schedule Batch Amount for the applicable Schedule of Accounts Receivables pertaining to that Lien Claim Purchase Agreement to payment support (i.e., check, ACH, wire, Funding Notice, etc.) and/or Compare the Schedule Batch Amount for the applicable Schedule of Accounts Receivables pertaining to that Lien Claim Purchase Agreement to the Client’s servicing / accounting system	25	0	0%

i.	The Consultant Confirmed Medical Service Provider per the Data Tape to the obligor’s contract without exception.

ii.	The Consultant Confirmed the Contract Date per the Data Tape to the date of the Lien Claim Purchase Agreement without exception.

iii.	The Consultant Compared Advance Date (Payment Date) per the Data Tape to the Client’s servicing / accounting system and/or Borrowing Base.

iv.	The Consultant Compared Total Accounts Receivable for Borrowing (includes principal and potential fees) per the Data Tape to the Client’s servicing / accounting system and/or Borrowing Base.

v.	The Consultant Compared Type of Claim per the Data Tape to the Client’s servicing / accounting system and/or to the Borrowing Base.

vi.	The Consultant Compared Claim Type (Receivable Type) per the Data Tape to the Client’s servicing / accounting system and/or to the Borrowing Base.

vii.	The Consultant Compared the Advance Amount per the Data Tape to the Client’s servicing / accounting system and/or to the Borrowing Base.

viii.	The Consultant Confirmed the Schedule Batch Amount per the Data Tape relating to the Purchase Price / Advance Amount to the Provider on the applicable Lien Claim Purchase Agreement Schedule and Confirmed the Schedule Batch Amount per the Data Tape for the applicable Schedule of Accounts Receivables pertaining to that Lien Claim Purchase Agreement to payment support (i.e., check, ACH, wire, Funding Notice, etc.) and/or Compared the Schedule Batch Amount per the Data Tape for the applicable Schedule of Accounts Receivables pertaining to that Lien Claim Purchase Agreement to the Client’s servicing / accounting system.